Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events
27.	SUBSEQUENT EVENTS

Prior to December 31, 2016, management had been authorized to approve and commit to a plan to sell Techfaith Intelligent Handset Beijing, mainly its real estate portfolio. As all of the criteria to be classified as held for sale are met, including management, having the authority to approve the action, commits to a plan to sell the entity, the major current assets, other assets, current liabilities, and noncurrent liabilities relevant to the disposal shall be reported as components of total assets and liabilities separate from those balances of the continuing operations. At the same time, the results of all discontinued operations (which we presented as operations to be disposed), less applicable income taxes (benefit), shall be reported as components of net income (loss) separate from the net income (loss) of continuing operations in accordance with ASC 205-20-45. (Details see Note 2 Discontinued operations and Note 6 ASSETS HELD FOR SALE)

On March 1, 2017, the Group transferred the 100% ownership on Techfaith Intelligent Handset Beijing from Infoexcel Technology to a third party. Ms Chunjie Yuan, sister-in-law of Mr Deyou Dong, was assigned as legal representative of Techfaith Intelligent Handset Beijing. At the same time, the legal shareholder of Techfaith Intelligent Handset Beijing has signed an entrusted agreement with Infoexcel Technology. Through this entrusted agreement, the legal shareholder of Techfaith Intelligent Handset Beijing has executed an irrevocable power of attorney appointing Infoexcel Technology, or any person designated by Infoexcel Technology as their attorney-in-fact to vote on their behalf on all matters, including but not limited to the dividend declaration, of Techfaith Intelligent Handset Beijing requiring shareholder approval under PRC laws and regulations and the articles of association of Techfaith Intelligent Handset Beijing. The power of attorney remains effective indefinitely and noncancelable by the legal shareholder. In addition, the senior management teams of Techfaith Intelligent Handset Beijing and those of Infoexcel Technology are all assigned by the Company. As a result, the Company has the power to direct the activities of the Techfaith Intelligent Handset Beijing that most significantly impact their economic performance. The restructure of the ownership of Techfaith Intelligent Handset Beijing is an arrangement for the future sale of the real estate owned by Techfaith Intelligent Handset Beijing.

In April 2017, through its wholly owned subsidiary, Infoexcel Technology Limited (“Infoexcel”), TechFaith entered into a share transfer agreement (the “Agreement”) with Beijing Hongkungu Investment Company Limited (“Hongkungu”). Under the Agreement, Infoexcel will sell its 100% equity interest in Techfaith Intelligent Handset Technology (Beijing) Limited (the “Project Company”) to Hongkungu for a total consideration of RMB1 billion (approximately US$144 million), payable in installments. The Project Company has also acquired certain land use rights related to a piece of land in Beijing comprising 139,650 square meters and is in the process of developing and constructing certain facilities on such premise. The consummation of the transaction pursuant to the Agreement is subject to certain customary closing conditions.

In January, 2017, the Group entered into guarantee agreements for a bank credit of $5,761(RMB40 million) to an EMS factory of the Group to fund the capital demand for production. Part of the properties of Techfaith Intelligent Handset Beijing with a carrying value of $9,553 at December 31, 2016, the properties owned by 17FOXSY with a carrying value of $8,626 at December 31, 2016 and the land use right owned by 17FOXSY with a carrying value of $1,966 at December 31, 2016 were pledged. The loan was also guaranteed by Techfaith China and Techfaith HK.